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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2002



                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


        Indiana                         001-16751               35-2145715
    (State or other                   (Commission             (IRS Employer
    jurisdiction of                   File Number)           Identification No.)
    incorporation)


                               120 Monument Circle
                             Indianapolis, IN 46204
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     On February 11, 2002, Anthem, Inc. issued a press release reporting that the Kansas Insurance Commissioner has disapproved Anthem's agreement to acquire Blue Cross and Blue Shield of Kansas. A copy of that press release is filed as
Exhibit 99 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          Financial Statements

               None

          Exhibits

               99   Press Release dated February 11, 2002




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2002


                           ANTHEM, INC.


                           By:   /s/   David R. Frick
                                -----------------------------------------
                                  Name: David R. Frick
                                  Title: Executive Vice President and
                                         Chief Legal and Administrative Officer

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                                  EXHIBIT INDEX

         Exhibit        Description
         -------        -----------

         99             Press Release dated February 11, 2002




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